Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

September 30, 2006

(unaudited)

Cedar Shopping Centers, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

September 30, 2006

(unaudited)

TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets	7
Consolidated Net Operating Income	8
Funds From Operations (“FFO”) and Other Financial Information	9
Same Property Sales	10
Leasing Activity	11
Tenant Concentration	12
Lease Expirations	13
Properties:
Description	14-20
Activity	21-25
Debt Summary	26-27
Consolidated Joint Venture Properties	28-33

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

June 30, 2006

(unaudited)

Disclosures

Forward Looking Statements

Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants; the continuing availability of suitable acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels or at expected times; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to repay or refinance debt obligations when due.

Basis of Presentation

The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended September 30, 2006.

Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At September 30, 2006, the Company owned a 95.0% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its consolidated joint ventures, the Company has general partnership interests of 25% and 30% and, as the Company is the sole general partner and exercises substantial operating control over these entities, the Company has determined, pursuant to EITF 04-05, that such partnerships should be included in the consolidated financial statements.

Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

Funds From Operations (“FFO”) is a widely-recognized measure of REIT performance. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). In computing FFO, the Company does not add back to net income applicable to common shareholders the amortization of costs incurred in connection with its financing or hedging activities, or depreciation of non-real estate assets, but does add back to net income applicable to common shareholders those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income applicable to common shareholders (determined in accordance with GAAP) as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. As the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not indicative of cash available to fund ongoing cash needs.

CEDAR SHOPPING CENTERS, INC.

Summary Financial Data

(unaudited)

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$26.35	$26.22	$26.00	$26.45	$26.00
Common shares outstanding	34,944,452	34,085,652	30,239,235	29,617,935	28,508,935
OP Units outstanding	1,837,099	1,837,099	1,565,144	1,545,808	1,545,808
Closing market price	$16.17	$14.72	$15.84	$14.07	$14.47
Equity market capitalization	$688,300,000	$621,864,000	$596,081,000	$532,371,000	$527,192,000
Pro rata share of outstanding debt	636,385,000	516,807,000	550,379,000	491,774,000	334,264,000

Total capitalization	$1,324,685,000	$1,138,671,000	$1,146,460,000	$1,024,145,000	$861,456,000

Ratio of pro rata share of outstanding debt to total capitalization	48.0%	45.4%	48.0%	48.0%	38.8%

	Three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005

Total revenues	$31,929,000	$30,308,000	$29,992,000	$24,821,000	$20,551,000
Net income applicable to common shareholders	$1,785,000	$2,134,000	$1,000,000	$1,455,000	$1,636,000
Per common share (basic)	$0.05	$0.07	$0.03	$0.05	$0.06
Per common share (diluted)	$0.05	$0.07	$0.03	$0.05	$0.06
Dividends to common shareholders	$7,752,000	$6,867,000	$6,701,000	$6,414,000	$5,049,000
Per common share	$0.225	$0.225	$0.225	$0.225	$0.225
FFO	$10,729,000	$10,012,000	$9,490,000	$8,332,000	$7,237,000
Per common share/OP unit (basic)	$0.30	$0.31	$0.30	$0.27	$0.27
Per common share/OP unit (diluted)	$0.30	$0.31	$0.30	$0.27	$0.27
Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	34,484,000	30,618,000	29,878,000	29,035,000	25,390,000
Additional shares for conversion of OP Units (basic)	1,837,000	1,632,000	1,556,000	1,545,000	1,578,000

Shares used in determination of FFO per share (basic)	36,321,000	32,250,000	31,434,000	30,580,000	26,968,000

Shares used in determination of diluted earnings per share	34,489,000	30,863,000	30,139,000	29,211,000	25,475,000
Additional shares for conversion of OP Units (diluted)	1,846,000	1,639,000	1,564,000	1,548,000	1,585,000

Shares used in determination of FFO per share (diluted)	36,335,000	32,502,000	31,703,000	30,759,000	27,060,000

CEDAR SHOPPING CENTERS, INC.

Summary Financial Data (Continued)

(unaudited)

	Nine months ended Sep 30,

	2006	2005

Total revenues	$92,229,000	$54,120,000
Net income applicable to common shareholders	$4,919,000	$4,456,000
Per common share (basic)	$0.16	$0.20
Per common share (diluted)	$0.15	$0.20
Dividends to common shareholders	$21,320,000	$14,430,000
Per common share	$0.675	$0.675
FFO	$30,231,000	$17,591,000
Per common share/OP unit (basic)	$0.91	$0.75
Per common share/OP unit (diluted)	$0.90	$0.75

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	31,660,000	22,305,000
Additional shares for conversion of OP Units (basic)	1,675,000	1,088,000

Shares used in determination of FFO per share (basic)	33,335,000	23,393,000

Shares used in determination of diluted earnings per share	31,832,000	22,336,000
Additional shares for conversion of OP Units (diluted)	1,683,000	1,093,000

Shares used in determination of FFO per share (diluted)	33,515,000	23,429,000

	Sep 30, 2006	Jun 30, 2006	Mar 30, 2006	Dec 31, 2005	Sep 30, 2005

Real estate, net	$1,135,346,000	$1,006,939,000	$994,447,000	$946,457,000	$775,517,000
Other assets	70,418,000	64,689,000	64,513,000	49,799,000	46,351,000

Total assets	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000	$821,868,000

Total debt	$656,668,000	$537,170,000	$569,799,000	$527,791,000	$370,397,000
Other liabilities	66,797,000	58,349,000	64,082,000	44,405,000	37,338,000
Minority interests in consolidated joint ventures	9,143,000	9,202,000	9,930,000	12,339,000	12,403,000
Limited partners’ interest in consolidated OP	23,658,000	23,812,000	20,342,000	20,586,000	20,488,000
Shareholders’ equity	449,498,000	443,095,000	394,807,000	391,135,000	381,242,000

Total liabilities and equity	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000	$821,868,000

Fixed-rate mortgages	$396,247,000	$368,328,000	$366,907,000	$338,988,000	$271,974,000
Variable-rate mortgages	45,291,000	44,362,000	43,412,000	41,323,000	38,023,000

Total mortgages	441,538,000	412,690,000	410,319,000	380,311,000	309,997,000
Secured revolving credit facility	215,130,000	124,480,000	159,480,000	147,480,000	60,400,000

Total debt	$656,668,000	$537,170,000	$569,799,000	$527,791,000	$370,397,000

Pro rata share of total debt	$636,385,000	$516,807,000	$550,379,000	$491,774,000	$334,264,000

Weighted average interest rates:
Fixed-rate mortgages	5.7%	5.6%	5.7%	5.8%	5.9%
Variable-rate mortgages	7.3%	7.3%	6.8%	6.3%	5.8%
Total mortgages	5.9%	5.8%	5.8%	5.9%	5.9%
Secured variable-rate revolving credit facility	6.7%	6.6%	6.1%	5.6%	5.3%
Total debt	6.1%	6.0%	5.9%	5.8%	5.8%

CEDAR SHOPPING CENTERS, INC.

Consolidated Balance Sheets

(unaudited)

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005

Assets:
Real estate:
Land	$230,777,000	$198,841,000	$191,096,000	$180,951,000	$146,248,000
Buildings and improvements	960,963,000	856,292,000	844,110,000	800,005,000	657,544,000

	1,191,740,000	1,055,133,000	1,035,206,000	980,956,000	803,792,000
Less accumulated depreciation	(56,394,000)	(48,194,000)	(40,759,000)	(34,499,000)	(28,275,000)

Real estate, net	1,135,346,000	1,006,939,000	994,447,000	946,457,000	775,517,000
Investment in and advances to unconsolidated joint venture	—	—	1,346,000	—	—
Cash and cash equivalents	15,918,000	11,755,000	11,895,000	8,601,000	10,690,000
Cash at joint ventures	466,000	447,000	614,000	1,385,000	1,205,000
Other restricted cash	10,824,000	11,242,000	10,408,000	9,030,000	5,159,000
Receivables:
Rents and other, net	5,272,000	4,475,000	6,208,000	4,220,000	3,759,000
Straight-line rents	7,161,000	6,460,000	5,609,000	4,873,000	4,225,000
Other assets	9,430,000	10,326,000	9,060,000	4,051,000	6,988,000
Deferred charges, net:
Leasing costs	14,618,000	13,710,000	13,548,000	11,433,000	8,828,000
Financing costs	5,095,000	4,992,000	5,041,000	5,521,000	4,512,000
Other	1,634,000	1,282,000	784,000	685,000	985,000

Total assets	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000	$821,868,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$441,538,000	$412,690,000	$410,319,000	$380,311,000	$309,997,000
Secured revolving credit facility	215,130,000	124,480,000	159,480,000	147,480,000	60,400,000
Accounts payable and accrued expenses	9,788,000	7,286,000	10,476,000	12,073,000	6,939,000
Tenant prepayments and security deposits	6,267,000	4,695,000	5,251,000	4,389,000	4,823,000
Unamortized intangible lease liabilities	50,742,000	46,368,000	48,355,000	27,943,000	25,576,000

Total liabilities	723,465,000	595,519,000	633,881,000	572,196,000	407,735,000

Minority interests in consolidated joint ventures	9,143,000	9,202,000	9,930,000	12,339,000	12,403,000
Limited partners’ interest in consolidated OP	23,658,000	23,812,000	20,342,000	20,586,000	20,488,000
Shareholders’ equity	449,498,000	443,095,000	394,807,000	391,135,000	381,242,000

Total liabilities and equity	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000	$821,868,000

CEDAR SHOPPING CENTERS, INC.

Consolidated Net Operating Income

(unaudited)

	Three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005

Revenues:
Rents:
Base rents	$22,404,000	$20,728,000	$20,332,000	$17,769,000	$14,425,000
Percentage rents	40,000	745,000	312,000	199,000	152,000
Straight-line rents	701,000	851,000	900,000	649,000	735,000
Amortization of intangible lease liabilities	3,042,000	2,043,000	2,628,000	1,211,000	1,074,000

	26,187,000	24,367,000	24,172,000	19,828,000	16,386,000
Expense recoveries	5,496,000	5,654,000	5,614,000	4,862,000	4,011,000
Other	246,000	287,000	206,000	131,000	154,000

	31,929,000	30,308,000	29,992,000	24,821,000	20,551,000

Expenses:
Operating, maintenance and management	5,258,000	5,334,000	6,168,000	4,065,000	3,661,000
Real estate and other property- related taxes	3,323,000	3,135,000	2,936,000	2,614,000	1,961,000

	8,581,000	8,469,000	9,104,000	6,679,000	5,622,000

Net operating income	23,348,000	21,839,000	20,888,000	18,142,000	14,929,000
Other income (expense):
General and administrative	(1,431,000)	(1,410,000)	(1,379,000)	(1,649,000)	(1,317,000)
Depreciation and amortization	(9,002,000)	(8,060,000)	(8,597,000)	(7,032,000)	(5,643,000)
Interest expense	(8,556,000)	(7,742,000)	(7,357,000)	(5,380,000)	(3,517,000)
Amortization of deferred financing costs	(341,000)	(333,000)	(329,000)	(300,000)	(335,000)
Interest income	155,000	121,000	116,000	40,000	19,000
Unconsolidated joint venture:
Equity in loss	—	(15,000)	(25,000)	—	—
Gain on sale of interest	—	141,000	—	—	—
Minority interests in consolidated joint ventures	(324,000)	(309,000)	(310,000)	(320,000)	(307,000)
Limited partners’ interest in consolidated OP	(95,000)	(114,000)	(53,000)	(77,000)	(224,000)

Net income	3,754,000	4,118,000	2,954,000	3,424,000	3,605,000
Preferred distribution requirements	(1,969,000)	(1,984,000)	(1,954,000)	(1,969,000)	(1,969,000)

Net income applicable to common shareholders	$1,785,000	$2,134,000	$1,000,000	$1,455,000	$1,636,000

Net operating income/Revenues	73.1%	72.1%	69.6%	73.1%	72.6%
Expense recovery percentage (a)	64.0%	66.8%	61.7%	72.8%	71.3%
(a)	The epense recover percentage is computed by dividing operating, maintenance, management and real estate and other property-related tax expenses by expense recoveries.

CEDAR SHOPPING CENTERS, INC.

Funds From Operations (““FFO”) And Other Financial Information

(unaudited)	Three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005

Net income applicable to common shareholders	$1,785,000	$2,134,000	$1,000,000	$1,455,000	$1,636,000
Add (deduct):
Depreciation and amortization	8,963,000	8,029,000	8,571,000	7,012,000	5,624,000
Limited partners’ interest	95,000	114,000	53,000	77,000	224,000
Minority interests in consolidated joint ventures	324,000	309,000	310,000	320,000	307,000
Equity in loss of unconsolidated joint venture	—	15,000	25,000	—	—
Minority interests’’ share of FFO applicable to consolidated joint ventures	(438,000)	(446,000)	(466,000)	(532,000)	(554,000)
Gain on sale of interest in unconsolidated joint venture	—	(141,000)	—	—	—
FFO from unconsolidated joint venture	—	(2,000)	(3,000)	—	—

Funds From Operations	$10,729,000	$10,012,000	$9,490,000	$8,332,000	$7,237,000

FFO per common share, assuming conversion of OP Units:
Basic	$0.30	$0.31	$0.30	$0.27	$0.27

Diluted	$0.30	$0.31	$0.30	$0.27	$0.27

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	34,484,000	30,618,000	29,878,000	29,035,000	25,390,000
Additional shares assuming conversion of OP Units (basic)	1,837,000	1,632,000	1,556,000	1,545,000	1,578,000

Shares used in determination of FFO per share (basic)	36,321,000	32,250,000	31,434,000	30,580,000	26,968,000

Shares used in determination of diluted earnings per share	34,489,000	30,863,000	30,139,000	29,211,000	25,475,000
Additional shares assuming conversion of OP Units (diluted)	1,846,000	1,639,000	1,564,000	1,548,000	1,585,000

Shares used in determination of FFO per share (diluted)	36,335,000	32,502,000	31,703,000	30,759,000	27,060,000

Other financial information (pro rata share):
Capital expenditures, tenant improvements, and leasing commissions:
First generation (a)	$6,211,000	$6,520,000	$8,686,000	$9,352,000	$9,566,000

Second generation (b)	$1,673,000	$1,358,000	$1,418,000	$1,241,000	$503,000

Capitalized interest	$1,078,000	$869,000	$678,000	$978,000	$1,200,000

Scheduled debt amortization payments:
Stated contract amounts	$1,343,000	$1,229,000	$1,569,000	$797,000	$648,000

Carrying value amounts	$1,639,000	$1,535,000	$1,849,000	$1,013,000	$817,000

Straight-line rents	$680,000	$825,000	$872,000	$614,000	$698,000

Amortization of intangible lease liabilities	$3,019,000	$2,022,000	$2,609,000	$1,184,000	$1,047,000

	As of

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005

Real estate out of service (at cost) (c)	$55,490,000	$55,897,000	$60,038,000	$55,875,000	$52,237,000

(a)	First generation refers to expenditures related to development/redevelopment and expansion properties.
(b)	Second generation refers to expenditures related to stabilized properties.
(c)	Real estate out of service includes land under development, land held for future development, and the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.

Same Property Analysis

	Three months ended Sep 30,		Nine months ended Sep 30,

	2006	2005	2006	2005

The number of properties that were owned throughout each of the comparative periods	57	57	30	30

Revenues:
Rents:
Base rents	$13,871,000	$12,722,000	$35,147,000	$31,669,000
Percentage rents	37,000	152,000	475,000	373,000
Straight-line rents	280,000	705,000	1,125,000	1,528,000
Amortrization of intangible lease liabilities	1,702,000	1,067,000	3,521,000	2,643,000

	15,890,000	14,646,000	40,268,000	36,213,000
Expense recoveries	3,483,000	3,618,000	8,810,000	9,456,000
Other	44,000	75,000	293,000	80,000

Total revenues	19,417,000	18,339,000	49,371,000	45,749,000

Expenses:
Operating, maintenance and management	3,024,000	2,869,000	8,518,000	7,602,000
Real estate and other propertry-related taxes	1,983,000	1,684,000	4,496,000	4,272,000

Total expenses	5,007,000	4,553,000	13,014,000	11,874,000

Net operating income	$14,410,000	$13,786,000	$36,357,000	$33,875,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$1,149,000	9.0%	$3,478,000	11.0%
Percentage rents	(115,000)	-75.7%	102,000	27.3%
Straight-line rents	(425,000)	-60.3%	(403,000)	-26.4%
Amortrization of intangible lease liabilities	635,000	59.5%	878,000	33.2%

	1,244,000	8.5%	4,055,000	11.2%
Expense recoveries	(135,000)	-3.7%	(646,000)	-6.8%
Other	(31,000)	-41.3%	213,000	266.3%

Total revenues	1,078,000	5.9%	3,622,000	7.9%

Expenses:
Operating, maintenance and management	155,000	5.4%	916,000	12.0%
Real estate and other propertry-related taxes	299,000	17.8%	224,000	5.2%

Total expenses	454,000	10.0%	1,140,000	9.6%

Net operating income	$624,000	4.5%	$2,482,000	7.3%

CEDAR SHOPPING CENTERS, INC.

Leasing Activity

	Three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2006	Sep 30, 2006

Renewals
Number of leases	14	8	25	7	8
Aggregate square feet	28,000	23,000	138,000	19,000	41,000
Average square feet	2,000	2,875	5,520	2,714	5,125
Average expiring base rent psf	$14.10	$13.08	$9.69	$15.09	$10.60
Average new base rent psf	$15.99	$13.92	$10.01	$16.21	$11.29
% increase in base rent	13.40%	6.42%	3.30%	7.42%	6.51%
New leases
Number of leases	20	17	14	23	9
Aggregate square feet	123,000	119,000	51,000	157,000	23,000
Average square feet	6,150	7,000	3,643	6,826	2,556
Average new base rent psf	$15.71	$13.87	$8.22	$12.79	$16.18
Terminated leases
Number of leases	26	17	8	10	8
Aggregate square feet	141,000	51,000	16,000	29,000	65,000
Average square feet	5,423	3,000	2,000	2,900	8,125
Average old base rent psf	$10.33	$14.92	$14.48	$18.47	$13.31

CEDAR SHOPPING CENTERS, INC.

Tenant Concentration

As of September 30, 2006

(unaudited)

Tenant	Number of stores	GLA	% of GLA	Annualized base rent	Annualized base rent per sq ft	Percentage annualized base rents

Top ten tenants (a):
Giant Foods/Stop & Shop	17	1,035,000	10.5%	$13,629,000	$13.17	14.4%
SuperValu/Farm Fresh/Shop ‘n Save/Shaw’s/Acme	12	713,000	7.2%	6,301,000	8.84	6.7%
Discount Drug Mart	12	308,000	3.1%	2,808,000	9.12	3.0%
Staples	7	151,000	1.5%	2,063,000	13.66	2.2%
CVS/Eckerd	14	148,000	1.5%	1,995,000	13.48	2.1%
LA Fitness	3	123,000	1.2%	1,780,000	14.47	1.9%
A&P/Super Fresh	2	116,000	1.2%	1,540,000	13.28	1.6%
Food Lion/Hannaford	5	177,000	1.8%	1,516,000	8.56	1.6%
Boscov’s	2	347,000	3.5%	1,471,000	4.24	1.6%
Ukrop’s Super Markets	2	106,000	1.1%	1,423,000	13.42	1.5%

Sub-total top ten tenants	76	3,224,000	32.6%	34,526,000	10.71	36.5%
Remaining tenants	936	5,817,000	58.8%	60,097,000	10.33	63.5%

Sub-total all tenants	1,012	9,041,000	91.4%	94,623,000	10.47	100.0%
Vacant space (b)	n/a	846,000	8.6%	n/a	n/a	n/a

Total (including vacant space)	1,012	9,887,000	100.0%	$94,623,000	$9.57	n/a

(a)	Based on annualized base rent.
(b)	Includes vacant space at properties undergoing development and/or redevelopment activities.

CEDAR SHOPPING CENTERS, INC.

Lease Expirations

As of September 30, 2006

(unaudited)

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq ft	Percentage of annualized expiring base rents

Month-To-Month	49	92,000	1.0%	$1,044,000	$11.35	1.1%
2006	31	81,000	0.9%	1,052,000	12.99	1.1%
2007	154	466,000	5.2%	6,130,000	13.15	6.5%
2008	152	757,000	8.4%	8,650,000	11.43	9.1%
2009	153	860,000	9.5%	8,511,000	9.90	9.0%
2010	119	1,113,000	12.3%	10,282,000	9.24	10.9%
2011	90	652,000	7.2%	6,961,000	10.68	7.4%
2012	52	449,000	5.0%	4,163,000	9.27	4.4%
2013	28	253,000	2.8%	2,464,000	9.74	2.6%
2014	31	547,000	6.1%	5,069,000	9.27	5.4%
2015	31	372,000	4.1%	3,728,000	10.02	3.9%
2016	33	433,000	4.8%	4,212,000	9.73	4.5%
Thereafter	89	2,966,000	32.8%	32,357,000	10.91	34.2%

	1,012	9,041,000	100.0%	94,623,000	10.47	100.0%
Vacant space (a)	n/a	846,000	n/a	n/a	n/a	n/a

Total portfolio	1,012	9,887,000	n/a	$94,623,000	$9.57	n/a

(a)	Includes vacant space at properties undergoing development and/or redevelopment activities.

At September 30, 2006, the Company had a portfolio of 93 properties totaling approximately 9.9 million square feet of GLA, including 89 wholly-owned properties comprising approximately 9.4 million square feet and four properties owned through joint ventures comprising approximately 485,000 square feet. The portfolio of wholly-owned properties was comprised of (1) 82 “stabilized” properties (those properties not designated as “development/redevelopment” properties and which are at least 80% leased), with an aggregate of 8.5 million square feet of GLA, which were approximately 94% leased, (2) four development/redevelopment properties with an aggregate of 668,000 square feet of GLA, which were approximately 60% leased, and (3) three non-stabilized properties with an aggregate of 267,000 square feet of GLA, which are presently being re-tenanted and which were approximately 70% leased. The four properties owned in joint venture are all “stabilized” properties and have a 100% occupancy percentage. The entire 93 property portfolio was approximately 91% leased at September 30, 2006.

CEDAR SHOPPING CENTERS, INC.

Property Description

As of September 30, 2006

						Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Name	Sq. ft.	Lease expiration

Wholly-Owned Stabilized Properties (1):
Academy Plaza	PA	2001	100%	152,878	1965/1998	Acme Markets	50,918	9/30/2018
Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	4/30/2019
Camp Hill	PA	2002	100%	468,462	1958/2005	Boscov’s	167,597	9/30/2010
						Giant Foods	92,939	10/11/2025
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2035
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016
Carrolton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	Discount Drug Mart	25,480	3/31/2016
Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019
Coliseum Marketplace	VA	2005	100%	105,181	1987/2005	Farm Fresh	57,662	1/31/2021
Columbus Crossing	PA	2003	100%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	9/30/2008
						AC Moore	22,000	9/30/2011
CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019
CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017
CVS at Westfield	NY	2005	100%	10,125	2000	CVS	10,125	1/31/2023

CEDAR SHOPPING CENTERS, INC.

Property Description (Continued)

As of September 30, 2006

						Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Name	Sq. ft.	Lease expiration

Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	Discount Drug Mart	24,516	3/31/2013
East Chestnut	PA	2005	100%	21,180	1996
Fairfield Plaza	CT	2005	100%	71,979	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019
Family Dollar	OH	2005	100%	6,900	2000	Family Dollar	6,900	12/31/2009
Fieldstone Marketplace	MA	2005	100%	193,970	1988/2003	Shaw’s Supermarket	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011
Franklin Village Plaza	MA	2004	100%	302,125	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2009
Gabriel Brothers Plaza	OH	2005	100%	81,891	1970’s/2004	Gabriel Brothers	57,193	5/31/2014
General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,729	1988	Redner’s	47,329	3/16/2019
Golden Triangle	PA	2003	100%	195,181	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	5/31/2010
						Staples	24,060	5/31/2012
						Artesian Outlet	22,000	4/30/2009
Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025
Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015
Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	Discount Drug Mart	32,259	3/31/2017

CEDAR SHOPPING CENTERS, INC.

Property Description (Continued)

As of September 30, 2006

						Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Name	Sq. ft.	Lease expiration

Jordan Lane	CT	2005	100%	181,735	1969/1991	Stop & Shop	60,632	9/30/2010
						AJ Wright	39,280	3/31/2015
						Friendly Fitness	20,283	8/31/2014
Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2009
LA Fitness facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018
Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023
Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019
Long Reach Village	MD	2006	100%	105,081	1973/1998	Safeway	53,684	7/31/2018
Majestic Plaza	MI	2005	100%	79,180	1960’s/2003	A&P	54,650	8/31/2022
McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	40,000	11/30/2011
McDonalds / Waffle House at Medina	OH	2005	100%	6,000	2003
Meadows Marketplace	PA	2004	100%	85,423	2005	Giant Foods	65,000	10/31/2025
Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024
Oakhurst Plaza	PA	2006	100%	110,669	1980/2001	Giant Foods	62,320	1/31/2019
Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018
Ontario Discount Drug Mart Plaza	OH	2005	100%	38,423	2002	Discount Drug Mart	25,525	3/31/2018
Palmyra Shopping Center	PA	2005	100%	112,328	1960/1995	Weis Markets	46,181	3/31/2010

CEDAR SHOPPING CENTERS, INC.

Property Description (Continued)

As of September 30, 2006

						Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Name	Sq. ft.	Lease expiration

Pennsboro Commons	PA	2005	100%	109,784	1999	Giant Foods	68,624	8/10/2019
Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018
Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017
Pondside Plaza	NY	2005	100%	19,340	2003
Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2008
						Pep Boys	20,615	2/28/2009
Powell Discount Drug Mart Plaza	OH	2005	100%	49,772	2001	Discount Drug Mart	25,852	3/31/2018
Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Pep Boys	22,000	9/30/2014
Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2008
Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019
Shoppes at Salem Run	VA	2005	100%	15,200	2005
Shore Mall	NJ	2006	100%	621,268	1960/1980	Boscov’s	172,200	9/19/2018
						Value City	144,000	4/30/2009
						Burlington Coat Factory	85,000	11/30/2009
Smithfield Plaza	VA	2005	100%	45,544	1988	Farm Fresh	45,544	1/31/2014

CEDAR SHOPPING CENTERS, INC.

Property Description (Continued)

As of September 30, 2006

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

						Name	Sq. ft.	Lease expiration

South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Nat’l Wholesale Liquidators	30,000	1/31/2016
						Modell’s	20,000	1/31/2018
St James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020
Staples at Oswego	NY	2005	100%	23,884	2000	Staples	23,884	2/28/2015
Stonehedge Square	PA	2006	100%	88,776	1990/2006	Nell’s Market	51,786	5/31/2026
Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014
Sunset Crossing	PA	2003	100%	74,142	2002	Giant Foods	54,332	6/30/2022
Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016
The Brickyard	CT	2004	100%	274,553	1990	Sam’s Club	109,755	1/31/2010
						Home Depot	103,003	1/31/2010
						Syms	38,000	3/31/2010
The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop’n Save	52,654	10/7/2015
The Point	PA	2000	100%	255,447	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	55,000	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2008
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/1984	Bon-Ton	59,925	1/25/2010
						Office Max	22,645	10/1/2012
						Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	85,777	2005	Stop & Shop	74,977	9/30/2025

CEDAR SHOPPING CENTERS, INC.

Property Description (Continued)

As of September 30, 2006

Property Description	State	Year acquired	Percent owned	Gross leasable Area (“GLA”)	Year built/ year last renovated	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

						Name	Sq. ft.	Lease expiration

Townfair Center	PA	2004	100%	203,531	2002	Lowe’s Home Centers	95,173	12/31/2015
						Shop’n Save	50,000	2/28/2012
Trexler Mall	PA	2005	100%	338,692	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	29,421	11/30/2008
						Trexlertown Fitness Club	28,870	2/28/2010
Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2010
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2007
Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017
Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	Ukrop’s Supermarket	43,000	2/15/2010
Valley Plaza	MD	2003	100%	191,189	1975/1994	K-Mart	95,810	9/30/2009
						Ollie’s Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2010
Virginia Center Commons	VA	2005	100%	9,763	2002
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014
Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011
Washington Center Shoppes	NJ	2001	100%	154,240	1979/1995	Acme Markets	66,046	12/2/2020
						Powerhouse Gym	20,742	12/31/2012
Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021

Total Wholly-Owned Stabilized Properties				8,467,643

CEDAR SHOPPING CENTERS, INC.

Property Description (Continued)

As of September 30, 2006

Property Description	State	Year acquired	Percent owned	Gross leasable area (“GLA”)	Year built/ year last renovated	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

						Name	Sq. ft.	Lease expiration

Properties Owned in Joint Venture (2)
Fairview Plaza	PA	2003	30%	69,579	1992	Giant Foods	59,237	2/28/2017
Halifax Plaza	PA	2003	30%	54,150	1994	Giant Foods	32,000	10/31/2019
Loyal Plaza	PA	2002	25%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/20019
						Staples	20,555	11/30/2014
Newport Plaza	PA	2003	30%	66,789	1996	Giant Foods	43,400	5/31/2021

Total Consolidated Joint Ventures				484,343

Total Stabilized Properties				8,951,986

Development/Redevelopment and Other Non-Stabilized Properties (1):
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	Discount Drug Mart	24,012	3/31/2016
Columbia Mall	PA	2005	100%	351,866	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2008
						JC Penney	34,076	10/31/2008
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2007
Huntingdon Plaza	PA	2004	100%	151,697	1972 - 2003	Peebles	22,060	1/31/2018
Kingston Plaza	NY	2006	100%	18,301	2006
Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026
Value City Shopping Center	MI	2005	100%	117,000	1950’s/2003	Value City	85,000	1/31/2008

Total Non-Stabilized Properties				935,085

Total Portfolio				9,887,071

CEDAR SHOPPING CENTERS, INC.

Property Carrying Values and Occupancy Data

As of September 30, 2006

Property Description	State	Percent owned	Financial statement carrying value					Gross leasable Area (“GLA”)	Percent occupied	Average base rent per leased sq. ft.

			Land	Buildings and improvements	Total cost	Accumulated depreciation	Net book value

Wholly-Owned Stabilized Properties (1):
Academy Plaza	PA	100%	$2,406,000	$10,624,000	$13,030,000	$1,322,000	$11,708,000	152,878	86.3%	$11.97
Annie Land Plaza	VA	100%	809,000	3,857,000	4,666,000	13,000	4,653,000	42,500	100.0%	9.07
Camp Hill	PA	100%	4,460,000	57,163,000	61,623,000	2,634,000	58,989,000	468,462	88.0%	12.30
Carbondale Plaza	PA	100%	1,586,000	9,883,000	11,469,000	868,000	10,601,000	129,915	83.4%	5.54
Carrolton Discount Drug Mart Plaza	OH	100%	713,000	3,332,000	4,045,000	184,000	3,861,000	40,480	100.0%	7.92
Clyde Discount Drug Mart Plaza	OH	100%	451,000	2,329,000	2,780,000	139,000	2,641,000	34,592	82.7%	8.85
Coliseum Marketplace	VA	100%	3,122,000	15,286,000	18,408,000	811,000	17,597,000	105,181	97.1%	14.25
Columbus Crossing	PA	100%	4,579,000	19,140,000	23,719,000	1,627,000	22,092,000	142,166	100.0%	15.22
CVS at Bradford	PA	100%	291,000	1,468,000	1,759,000	77,000	1,682,000	10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	87,000	2,298,000	10,195	100.0%	17.49
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	75,000	2,107,000	10,125	100.0%	16.50
CVS at Portage Trail	OH	100%	341,000	1,603,000	1,944,000	71,000	1,873,000	10,722	100.0%	13.00
CVS at Westfield	NY	100%	339,000	1,558,000	1,897,000	64,000	1,833,000	10,125	100.0%	15.74
Dover Discount Drug Mart Plaza	OH	100%	563,000	2,802,000	3,365,000	265,000	3,100,000	38,409	100.0%	8.02
East Chestnut	PA	100%	800,000	3,699,000	4,499,000	287,000	4,212,000	21,180	100.0%	16.26
Fairfield Plaza	CT	100%	2,051,000	8,837,000	10,888,000	338,000	10,550,000	71,979	95.7%	13.91
Family Dollar	OH	100%	82,000	569,000	651,000	85,000	566,000	6,900	100.0%	8.70
Fieldstone Marketplace	MA	100%	5,229,000	21,400,000	26,629,000	591,000	26,038,000	193,970	93.5%	10.38
FirstMerit Bank at Akron	OH	100%	169,000	737,000	906,000	37,000	869,000	3,200	100.0%	23.51
Franklin Village Plaza	MA	100%	13,817,000	58,951,000	72,768,000	4,385,000	68,383,000	302,125	93.9%	19.41
Gabriel Brothers Plaza	OH	100%	947,000	3,691,000	4,638,000	124,000	4,514,000	81,891	100.0%	5.13
General Booth Plaza	VA	100%	1,935,000	9,505,000	11,440,000	560,000	10,880,000	73,320	100.0%	11.80
Gold Star Plaza	PA	100%	1,646,000	6,519,000	8,165,000	98,000	8,067,000	71,729	97.8%	9.01
Golden Triangle	PA	100%	2,320,000	14,864,000	17,184,000	1,347,000	15,837,000	195,181	87.0%	10.76
Hamburg Commons	PA	100%	1,153,000	9,688,000	10,841,000	515,000	10,326,000	99,580	98.8%	6.24
Hannaford Plaza	MA	100%	1,867,000	7,468,000	9,335,000	0	9,335,000	102,459	95.4%	7.66
Hudson Discount Drug Mart Plaza	OH	100%	770,000	3,535,000	4,305,000	163,000	4,142,000	32,259	100.0%	10.21
Jordan Lane	CT	100%	4,291,000	20,254,000	24,545,000	631,000	23,914,000	181,735	96.0%	9.38
Kempsville Crossing	VA	100%	2,207,000	11,000,000	13,207,000	634,000	12,573,000	94,477	100.0%	10.79
Kenley Village	MD	100%	727,000	3,534,000	4,261,000	436,000	3,825,000	51,894	100.0%	7.89

CEDAR SHOPPING CENTERS, INC.

Property Carrying Values and Occupancy Data (Continued)

As of September 30, 2006

Property Description	State	Percent owned	Financial statement carrying value					Gross leasable area (“GLA”)	Percent occupied	Average base rent per leased sq. ft.

			Land	Buildings and improvements	Total cost	Accumulated depreciation	Net book value

LA Fitness facility	PA	100%	2,462,000	5,254,000	7,716,000	277,000	7,439,000	41,000	100.0%	18.09
Liberty Marketplace	PA	100%	2,695,000	12,763,000	15,458,000	460,000	14,998,000	68,200	98.2%	16.86
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,400,000	4,104,000	196,000	3,908,000	38,576	100.0%	9.27
Long Reach Village	MD	100%	1,712,000	6,848,000	8,560,000	0	8,560,000	105,081	91.8%	10.48
Majestic Plaza	MI	100%	2,352,000	9,220,000	11,572,000	304,000	11,268,000	79,180	85.5%	15.58
McCormick Place	OH	100%	847,000	4,024,000	4,871,000	277,000	4,594,000	46,000	100.0%	8.48
McDonalds / Waffle House at Medina	OH	100%	737,000	132,000	869,000	11,000	858,000	6,000	100.0%	11.70
Meadows Marketplace	PA	100%	1,914,000	10,966,000	12,880,000	207,000	12,673,000	85,423	85.3%	13.85
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	388,000	14,480,000	51,500	100.0%	20.90
Oakhurst Plaza	PA	100%	4,537,000	18,174,000	22,711,000	115,000	22,596,000	110,669	100.0%	13.92
Oakland Mills	MD	100%	1,611,000	6,311,000	7,922,000	303,000	7,619,000	58,224	100.0%	12.20
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,645,000	4,454,000	175,000	4,279,000	38,423	84.6%	8.47
Palmyra Shopping Center	PA	100%	1,489,000	6,572,000	8,061,000	274,000	7,787,000	112,328	96.3%	5.38
Pennsboro Commons	PA	100%	3,608,000	14,262,000	17,870,000	480,000	17,390,000	109,784	94.5%	13.88
Pickerington Discount Drug Mart Plaza	OH	100%	1,186,000	5,401,000	6,587,000	257,000	6,330,000	47,810	93.4%	11.94
Pine Grove Plaza	NJ	100%	1,622,000	6,499,000	8,121,000	569,000	7,552,000	79,306	100.0%	10.62
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,820,000	7,062,000	396,000	6,666,000	50,283	100.0%	12.04
Pondside Plaza	NY	100%	365,000	1,617,000	1,982,000	96,000	1,886,000	19,340	100.0%	8.20
Port Richmond Village	PA	100%	2,942,000	12,098,000	15,040,000	1,516,000	13,524,000	154,908	94.1%	11.87
Powell Discount Drug Mart Plaza	OH	100%	1,379,000	6,131,000	7,510,000	345,000	7,165,000	49,772	96.9%	12.06
Rite Aid at Massillon	OH	100%	442,000	2,014,000	2,456,000	81,000	2,375,000	10,125	100.0%	17.91
River View Plaza I, II and III	PA	100%	9,718,000	42,825,000	52,543,000	3,876,000	48,667,000	244,225	80.8%	18.26
Shaw’s Plaza	MA	100%	5,772,000	24,865,000	30,637,000	152,000	30,485,000	176,609	98.6%	10.02
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,266,000	3,937,000	208,000	3,729,000	36,596	100.0%	9.37
Shoppes at Salem Run	VA	100%	1,076,000	4,257,000	5,333,000	100,000	5,233,000	15,200	99.3%	22.66
Shore Mall	NJ	100%	7,232,000	38,377,000	45,609,000	809,000	44,800,000	621,268	91.1%	7.29
Smithfield Plaza	VA	100%	1,049,000	5,220,000	6,269,000	238,000	6,031,000	45,544	100.0%	10.04
South Philadelphia	PA	100%	8,222,000	37,235,000	45,457,000	3,451,000	42,006,000	283,415	95.3%	13.05
St James Square	MD	100%	587,000	4,426,000	5,013,000	272,000	4,741,000	39,903	100.0%	10.96
Staples at Oswego	NY	100%	635,000	3,000,000	3,635,000	155,000	3,480,000	23,884	100.0%	11.99
Stonehedge Square	PA	100%	2,732,000	11,614,000	14,346,000	75,000	14,271,000	88,776	95.4%	11.23
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	354,000	8,284,000	67,216	100.0%	9.40
Sunset Crossing	PA	100%	2,150,000	9,011,000	11,161,000	725,000	10,436,000	74,142	96.0%	14.49
Swede Square	PA	100%	2,268,000	8,475,000	10,743,000	1,053,000	9,690,000	98,792	100.0%	13.60

CEDAR SHOPPING CENTERS, INC.

Property Carrying Values and Occupancy Data (Continued)

As of September 30, 2006

			Financial statement carrying value
Property Description	State	Percent owned	Land	Buildings and improvements	Total cost	Accumulated depreciation	Net book value	Gross leasable area (“GLA”)	Percent occupied	Average base rent per leased sq. ft.

The Brickyard	CT	100%	6,465,000	28,676,000	35,141,000	1,966,000	33,175,000	274,553	100.0%	8.95
The Commons	PA	100%	3,098,000	14,048,000	17,146,000	1,476,000	15,670,000	175,121	92.7%	9.92
The Point	PA	100%	2,996,000	21,903,000	24,899,000	3,240,000	21,659,000	255,447	92.5%	10.85
The Point at Carlisle Plaza	PA	100%	2,235,000	11,110,000	13,345,000	595,000	12,750,000	182,859	91.6%	6.82
The Shops at Suffolk Downs	MA	100%	3,564,000	11,116,000	14,680,000	362,000	14,318,000	85,777	90.9%	10.58
Townfair Center	PA	100%	3,022,000	14,189,000	17,211,000	1,327,000	15,884,000	203,531	96.4%	7.69
Trexler Mall	PA	100%	6,934,000	31,660,000	38,594,000	855,000	37,739,000	338,692	96.6%	8.25
Trexlertown Plaza	PA	100%	5,251,000	23,828,000	29,079,000	160,000	28,919,000	241,381	82.1%	10.64
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	311,000	15,660,000	63,000	100.0%	16.44
Ukrop’s at Glen Allen	VA	100%	6,769,000	213,000	6,982,000	42,000	6,940,000	43,000	100.0%	9.01
Valley Plaza	MD	100%	1,950,000	7,967,000	9,917,000	655,000	9,262,000	191,189	100.0%	4.62
Virginia Center Commons	VA	100%	992,000	3,860,000	4,852,000	121,000	4,731,000	9,763	100.0%	31.56
Virginia Little Creek	VA	100%	1,650,000	8,350,000	10,000,000	376,000	9,624,000	69,620	100.0%	10.52
Wal-Mart Center	CT	100%	0	11,848,000	11,848,000	914,000	10,934,000	155,842	94.9%	5.64
Washington Center Shoppes	NJ	100%	1,811,000	8,174,000	9,985,000	1,134,000	8,851,000	154,240	98.1%	7.68
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	3,905,000	4,909,000	92,000	4,817,000	55,775	100.0%	7.28

Total Wholly-Owned Stabilized Properties			192,320,000	883,768,000	1,076,088,000	50,289,000	1,025,799,000	8,467,643	94.1%	10.76

Properties Owned in Joint Venture (2)
Fairview Plaza	PA	30%	1,811,000	7,438,000	9,249,000	697,000	8,552,000	69,579	100.0%	11.65
Halifax Plaza	PA	30%	1,102,000	4,703,000	5,805,000	430,000	5,375,000	54,150	100.0%	10.95
Loyal Plaza	PA	25%	3,853,000	16,966,000	20,819,000	1,950,000	18,869,000	293,825	100.0%	7.56
Newport Plaza	PA	30%	1,316,000	5,452,000	6,768,000	500,000	6,268,000	66,789	100.0%	10.90

Total Consolidated Joint Ventures			8,082,000	34,559,000	42,641,000	3,577,000	39,064,000	484,343	100.0%	8.99

Total Stabilized Properties			200,402,000	918,327,000	1,118,729,000	53,866,000	1,064,863,000	8,951,986	94.4%	10.66

CEDAR SHOPPING CENTERS, INC.

Property Carrying Values and Occupancy Data (Continued)

As of September 30, 2006

			Financial statement carrying value

Property Description	State	Percent owned	Land	Buildings and improvements	Total cost	Accumulated depreciation	Net book value	Gross leasable area (“GLA”)		Percent occupied	Average base rent per leased sq. ft.

Development/Redevelopment and Other Non-Stabilized Properties (1):
Centerville Discount Drug Mart Plaza	OH	100%	780,000	3,618,000	4,398,000	223,000	4,175,000	49,494		72.3%	10.98
Columbia Mall	PA	100%	2,855,000	16,203,000	19,058,000	770,000	18,288,000	351,866		66.6%	7.61
Dunmore Shopping Center	PA	100%	565,000	2,243,000	2,808,000	123,000	2,685,000	101,000		66.2%	3.35
Huntingdon Plaza	PA	100%	933,000	4,543,000	5,476,000	375,000	5,101,000	151,697		45.0%	6.54
Kingston Plaza	NY	100%	2,828,000	791,000	3,619,000	0	3,619,000	18,301		13.0%	23.14
Lake Raystown Plaza	PA	100%	2,231,000	12,564,000	14,795,000	940,000	13,855,000	145,727		65.4%	15.22
Value City Shopping Center	MI	100%	189,000	1,324,000	1,513,000	97,000	1,416,000	117,000		72.6%	1.98

Total Non-Stabilized Properties			10,381,000	41,286,000	51,667,000	2,528,000	49,139,000	935,085		62.9%	7.69

Total Operating Portfolio			210,783,000	959,613,000	1,170,396,000	56,394,000	1,114,002,000	9,887,071		91.4%	10.47

Land Assets:
Bergestrasse	PA	100%	1,637,000	7,000	1,644,000		1,644,000	7.70	acres
Columbia Mall parcels	PA	100%	1,051,000	65,000	1,116,000		1,116,000	6.00	acres
Fruitland parcel	PA	100%	415,000	7,000	422,000		422,000	40.00	acres
Halifax Plaza parcel	PA	100%	1,107,000	638,000	1,745,000		1,745,000	14.00	acres
Pine Grove Plaza parcel	NJ	100%	388,000	0	388,000		388,000	2.80	acres
Revere land parcel	MA	100%	4,016,000	205,000	4,221,000		4,221,000	0.84	acres
Shore Mall land parcel	NJ	100%	2,018,000	0	2,018,000		2,018,000	50.00	acres
Trexlertown Plaza parcels	PA	100%	8,087,000	123,000	8,210,000		8,210,000	34.90	acres
Trindle Spring parcel	PA	100%	1,025,000	45,000	1,070,000		1,070,000	2.10	acres
Washington Center Shoppes parcel	NJ	100%	250,000	260,000	510,000		510,000	1.00	acres

Total land assets			19,994,000	1,350,000	21,344,000		21,344,000	159.34	acres

Total Carrying Value			$230,777,000	$960,963,000	$1,191,740,000	$56,394,000	$1,135,346,000

CEDAR SHOPPING CENTERS, INC.

Property Description and Property Carrying Values and Occupancy Data (Continued)

As of September 30, 2006

(1)

“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties. One of the Company’s properties is being re-tenanted, is non-stabilized, and is not designated as a development/redevelopment property.

(2)

The terms of the respective joint venture agreements provide, among other things, that the minority interest partners receive certain preference returns on their investments prior to any distributions to the Company.

CEDAR SHOPPING CENTERS, INC.

Debt Summary

As of September 30, 2006

(unaudited)

			Carrying value amounts			Stated contract amounts

				Balances			Balances

Property	Percent Owned	Maturity Date	Int. rate	Sep 30 2006	Dec 31 2005	Int. rate	Sep 30 2006	Dec 31 2005

Fixed-rate mortgages:
The Point	100.0%	Sep 2012	7.6%	$18,659,000	$18,928,000	7.6%	$18,659,000	$18,928,000
Academy Plaza	100.0%	Mar 2013	7.3%	9,996,000	10,121,000	7.3%	9,996,000	10,121,000
Port Richmond Village	100.0%	Apr 2008	7.2%	10,829,000	10,965,000	7.2%	10,829,000	10,965,000
Washington Center Shoppes	100.0%	Nov 2007	7.5%	5,595,000	5,663,000	7.5%	5,595,000	5,663,000
Red Lion (a)	20.0%	Feb 2010	8.9%	—	16,310,000	8.9%	—	16,310,000
Loyal Plaza	25.0%	Jun 2011	7.2%	13,248,000	13,374,000	7.2%	13,248,000	13,374,000
Fairview Plaza	30.0%	Feb 2013	5.7%	5,794,000	5,859,000	5.7%	5,794,000	5,859,000
Halifax Plaza	30.0%	Feb 2010	6.8%	3,943,000	4,010,000	6.8%	3,943,000	4,010,000
Newport Plaza	30.0%	Feb 2010	6.8%	5,045,000	5,127,000	6.8%	5,046,000	5,127,000
Pine Grove Plaza	100.0%	Mar 2006	8.5%	—	388,000	0.0%	—	500,000
Pine Grove Plaza	100.0%	Sep 2015	5.0%	6,113,000	6,178,000	5.0%	6,113,000	6,178,000
Golden Triangle	100.0%	Apr 2008	6.0%	9,358,000	9,633,000	7.4%	9,182,000	9,371,000
Townfair Center	100.0%	Mar 2008	6.0%	9,723,000	9,916,000	7.0%	9,600,000	9,726,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	4.8%	43,500,000	43,500,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,946,000	2,977,000	5.2%	2,946,000	2,977,000
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	2,043,000	2,064,000	5.2%	2,043,000	2,064,000
CVS at Bradford	100.0%	Mar 2017	5.2%	1,042,000	1,099,000	7.1%	952,000	997,000
CVS at Celina	100.0%	Jan 2020	5.2%	1,722,000	1,783,000	7.5%	1,505,000	1,545,000
CVS at Erie	100.0%	Nov 2018	5.2%	1,415,000	1,478,000	7.1%	1,278,000	1,326,000
CVS at Portage Trail	100.0%	Aug 2017	5.0%	1,119,000	1,174,000	7.8%	983,000	1,020,000
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,234,000	2,258,000	5.2%	2,234,000	2,258,000
East Chestnut	100.0%	Apr 2018	5.2%	2,303,000	2,371,000	7.4%	1,983,000	2,023,000
Fairfield Plaza	100.0%	Jul 2015	5.0%	5,386,000	5,444,000	5.0%	5,386,000	5,444,000
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,489,000	2,516,000	5.2%	2,489,000	2,516,000
McCormick Place	100.0%	Jul 2008	5.2%	2,310,000	2,414,000	7.4%	2,230,000	2,299,000
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,298,000	2,322,000	5.2%	2,298,000	2,322,000
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,378,000	4,425,000	5.0%	4,378,000	4,425,000
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,689,000	4,739,000	5.2%	4,689,000	4,739,000
Pondside Plaza	100.0%	May 2015	5.6%	1,214,000	1,226,000	5.6%	1,214,000	1,226,000
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,493,000	4,540,000	5.2%	4,493,000	4,540,000
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,732,000	1,795,000	7.7%	1,485,000	1,524,000
Shelby Discount Drug Mart	100.0%	May 2015	5.2%	2,298,000	2,322,000	5.2%	2,298,000	2,322,000
Staples at Oswego	100.0%	May 2015	5.3%	2,363,000	2,387,000	5.3%	2,363,000	2,387,000
Coliseum Marketplace	100.0%	Jul 2014	5.2%	13,011,000	13,180,000	6.1%	12,261,000	12,354,000
General Booth Plaza	100.0%	Aug 2013	5.2%	5,814,000	5,902,000	6.1%	5,514,000	5,567,000
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,601,000	6,703,000	6.1%	6,261,000	6,324,000
Liberty Marketplace	100.0%	Jul 2014	5.2%	10,157,000	10,324,000	6.1%	9,584,000	9,692,000
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	10,518,000	10,697,000	5.5%	10,283,000	10,437,000
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,707,000	3,758,000	6.1%	3,514,000	3,544,000
Suffolk Plaza	100.0%	Aug 2013	5.2%	5,007,000	5,090,000	6.1%	4,751,000	4,804,000
Virginia Little Creek	100.0%	Aug 2013	5.2%	5,282,000	5,363,000	6.1%	5,010,000	5,060,000
Virginia Little Creek	100.0%	Sep 2021	5.2%	528,000	546,000	8.0%	442,000	453,000
Wal-Mart Center	100.0%	Nov 2015	5.1%	6,104,000	6,168,000	5.1%	6,104,000	6,168,000
Jordan Lane	100.0%	Dec 2015	5.5%	13,714,000	13,845,000	5.5%	13,714,000	13,845,000
Oakland Mills	100.0%	Jan 2016	5.5%	5,156,000	5,200,000	5.5%	5,156,000	5,200,000
Trexler Mall	100.0%	May 2014	5.4%	22,793,000	23,057,000	5.5%	22,555,000	22,794,000
Fieldstone Marketplace	100.0%	Jul 2014	5.4%	19,739,000	19,849,000	6.0%	18,969,000	19,000,000
Pennsboro Commons	100.0%	Mar 2016	5.5%	11,470,000	—	5.5%	11,470,000	—
Shore Mall	100.0%	Aug 2008	5.8%	31,244,000	—	7.0%	30,525,000	—
Shore Mall	100.0%	Jan 2009	5.7%	2,510,000	—	0.0%	2,781,000	—
Gold Star Plaza	100.0%	May 2019	6.0%	2,993,000	—	7.3%	2,794,000	—
Shaw’s Plaza	100.0%	Mar 2014	6.0%	13,884,000	—	5.6%	14,200,000	—
Hamburg Commons	100.0%	Oct 2016	6.1%	5,400,000	—	6.1%	5,400,000	—
Carbondale Plaza	100.0%	Oct 2016	6.1%	5,405,000	—	6.1%	5,405,000	—
Long Reach Village	100.0%	Mar 2014	5.7%	4,933,000	—	5.7%	4,933,000	—

Total fixed-rate mortgages		6.4 years	5.7%	396,247,000	338,988,000	6.0%	$390,378,000	$332,828,000

		[weighted averages]				[weighted average]

CEDAR SHOPPING CENTERS, INC.

Debt Summary (Continued)

As of September 30, 2006

(unaudited)

			Carrying value amounts

				Balances

Property	Percent Owned	Maturity Date	Int. rate	Sep 30 2006	Dec 31 2005

Variable-rate mortgages:
LA Fitness Facility (a)	100.0%	Dec 2007	8.1%	4,858,000	4,878,000
Camp Hill	100.0%	Apr 2008	7.2%	40,433,000	36,445,000

Total variable-rate mortgages		1.5 years	7.3%	45,291,000	41,323,000

		[weighted averages]

Total mortgages		5.9 years	5.9%	441,538,000	380,311,000

		[weighted averages]
Secured revolving credit		Jan 2009
facility (b)	100.0%	2.3 years	6.7%	215,130,000	147,480,000

		[weighted averages]

Total debt		4.7 years	6.1%	$656,668,000	$527,791,000

		[weighted averages]
				$636,385,000	$491,774,000

Pro rata share of total debt

Maturity schedule by year	Scheduled amortization	Balloon payments	Secured revolving credit facility (b)	Total

2006	$1,838,000	$—		$1,838,000
2007	7,515,000	10,291,000		17,806,000
2008	6,569,000	100,627,000		107,196,000
2009	5,566,000	1,542,000	$215,130,000	222,238,000
2010	5,680,000	8,324,000		14,004,000
2011	5,824,000	55,786,000		61,610,000
2012	5,800,000	15,901,000		21,701,000
2013	5,081,000	35,871,000		40,952,000
2014	3,873,000	82,095,000		85,968,000
2015	2,434,000	52,836,000		55,270,000
2016	1,351,000	23,137,000		24,488,000
2017	1,074,000	—		1,074,000
2018	888,000	965,000		1,853,000
2019	542,000	—		542,000
2020	73,000	—		73,000
2021	41,000	14,000		55,000

	$54,149,000	$387,389,000	$215,130,000	$656,668,000

(a)

As of January 1, 2006, the Red Lion partnership became an unconsolidated joint venture. On May 23, 2006, the Company sold its interest in the Red Lion partnership and acquired the remaining 50% interest in the LA Fitness Facility partnership.

(b)	The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2009.

CEDAR SHOPPING CENTERS, INC.

Consolidated Joint Venture Properties

(unaudited)

Property	Partners’ percent	As of September 30, 2006

		Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$18,868,441	$(13,247,934)	$1,214,624	$5,275,958	$1,559,173	$6,835,131
Fairview Plaza (d)	70%	8,551,783	(5,794,194)	(122,458)	1,602,227	1,032,904	2,635,131
Halifax Plaza (d)	70%	5,375,441	(3,942,500)	77,606	1,153,558	356,989	1,510,547
Newport Plaza (d)	70%	6,267,607	(5,045,484)	362,344	1,110,649	473,818	1,584,467

		$39,063,272	$(28,030,112)	$1,532,116	$9,142,392	$3,422,884	$12,565,276

Property	Partners’ percent	As of June 30, 2006

		Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,003,100	$(13,288,889)	$1,090,243	$5,242,703	$1,561,751	$6,804,454
Fairview Plaza (d)	70%	8,595,465	(5,815,423)	(158,015)	1,592,875	1,029,152	2,622,027
Halifax Plaza (d)	70%	5,401,514	(3,965,000)	124,736	1,212,996	348,254	1,561,250
Newport Plaza (d)	70%	6,298,399	(5,072,784)	414,659	1,153,608	486,666	1,640,274

		$39,298,478	$(28,142,096)	$1,471,623	$9,202,182	$3,425,823	$12,628,005

Property		As of March 31, 2006

	Partners’ percent	Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,137,754	$(13,329,083)	$1,011,858	$5,212,817	$1,607,712	$6,820,529
Fairview Plaza (d)	70%	8,634,920	(5,836,340)	(179,189)	1,592,714	1,026,677	2,619,391
Halifax Plaza (d)	70%	5,426,527	(3,987,500)	103,011	1,197,702	344,336	1,542,038
Newport Plaza (d)	70%	6,332,453	(5,100,084)	347,933	1,119,893	460,409	1,580,302
LA Fitness Facility (f)	50%	5,723,513	(4,870,230)	253,503	806,444	300,342	1,106,786

		$45,255,167	$(33,123,237)	$1,537,116	$9,929,570	$3,739,476	$13,669,046

CEDAR SHOPPING CENTERS, INC.

Consolidated Joint Venture Properties (Continued)

(unaudited)

Property	Partners’ percent	As of December 31, 2005

		Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,279,062	$(13,373,758)	$1,322,219	$5,211,000	$2,016,523	$7,227,523
Red Lion (f)	80%	18,364,848	(16,310,014)	1,720,818	2,411,397	1,364,255	3,775,652
Fairview Plaza (d)	70%	8,686,016	(5,858,777)	(233,195)	1,564,351	1,029,693	2,594,044
Halifax Plaza (d)	70%	5,453,408	(4,010,000)	41,126	1,163,630	320,904	1,484,534
Newport Plaza (d)	70%	6,368,100	(5,127,384)	254,933	1,063,636	432,013	1,495,649
LA Fitness Facility (f)	50%	5,749,656	(4,878,220)	464,655	925,137	410,954	1,336,091

		$63,901,090	$(49,558,153)	$3,570,556	$12,339,151	$5,574,342	$17,913,493

		As of September 30, 2005

Property	Partners’ percent	Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,413,731	$(13,415,054)	$1,040,456	$5,124,582	$1,914,551	$7,039,133
Red Lion (f)	80%	18,471,055	(16,349,375)	1,728,331	2,472,644	1,377,367	3,850,011
Fairview Plaza (d)	70%	8,732,555	(5,879,990)	(248,975)	1,600,233	1,003,357	2,603,590
Halifax Plaza (d)	70%	5,482,745	(4,032,500)	55,011	1,193,588	311,668	1,505,256
Newport Plaza (d)	70%	6,402,154	(5,154,684)	278,755	1,096,419	429,806	1,526,225
LA Fitness Facility (f)	50%	5,773,611	(4,891,254)	428,815	915,093	396,079	1,311,172

		$64,275,851	$(49,722,857)	$3,282,393	$12,402,559	$5,432,828	$17,835,387

CEDAR SHOPPING CENTERS, INC.

Consolidated Joint Venture Properties (Continued)

(unaudited)

		Three months ended September 30, 2006

		Property-level operations						Share of property net income

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	<<< Partners >>>

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$705,058	$136,636	$138,586	$429,836	$247,721	$182,115	$136,586	$45,529	$—
Fairview Plaza (d)	70%	251,526	43,589	48,109	159,828	85,022	74,806)
							)
Halifax Plaza (d)	70%	180,877	42,015	29,350	109,512	70,708	38,804)	130,993	11,226	44,914
							)
Newport Plaza (d)	70%	247,980	52,503	34,138	161,339	87,816	73,523)

		$1,385,441	$274,743	$250,183	$860,515	$491,267	$369,248	$267,579	$56,755	$44,914

		Three months ended June 30, 2006

		Property-level operations						Share of property net income

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	<<< Partners >>>

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$727,461	$164,145	$138,569	$424,747	$246,001	$178,746	$134,060	$44,687	$—
Fairview Plaza (d)	70%	238,625	43,566	47,937	147,122	84,410	62,712)
							)
Halifax Plaza (d)	70%	186,970	41,737	29,364	115,869	78,256	37,613)	101,139	8,669	34,676
							)
Newport Plaza (d)	70%	224,894	58,784	34,054	132,056	87,897	44,159)
LA Fitness (f)	50%	105,658	3,681	16,561	85,416	51,773	33,643	16,822	3,870	12,952

		$1,483,608	$311,913	$266,485	$905,210	$548,337	$356,873	$252,020	$57,225	$47,628

		Three months ended March 31, 2006

		Property-level operations						Share of property net income

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	<<< Partners >>>

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$726,566	$209,151	$145,376	$372,039	$250,222	$121,817	$91,363	$30,454	$—
Fairview Plaza (d)	70%	273,667	37,659	52,383	183,625	83,806	99,819)
							)
Halifax Plaza (d)	70%	187,480	41,606	29,348	116,526	69,852	46,674)	139,893	11,992	47,962
							)
Newport Plaza (d)	70%	232,705	58,047	35,647	139,011	85,657	53,354)
LA Fitness (f)	50%	185,400	6,460	29,059	149,881	90,845	59,036	29,518	6,789	22,729

		$1,605,818	$352,923	$291,813	$961,082	$580,382	$380,700	$260,774	$49,235	$70,691

CEDAR SHOPPING CENTERS, INC.

Consolidated Joint Venture Properties (Continued)

(unaudited)

		Three months ended December 31, 2005

		Property-level operations						Share of property net income

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	<<< Partners >>>

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$757,156	$159,296	$138,559	$459,301	$252,883	$206,418	$154,814	$51,605	$—
Red Lion (f)	80%	638,887	222,299	107,272	309,316	385,873	(76,557)	(61,247)	—	(15,310)
Fairview Plaza (d)	70%	266,408	55,041	47,612	163,755	85,968	77,787)
							)
Halifax Plaza (d)	70%	210,738	48,191	29,348	133,199	72,290	60,909)	124,457	10,670	42,669
							)
Newport Plaza (d)	70%	218,224	54,349	34,054	129,821	90,721	39,100)
LA Fitness (f)	50%	185,400	6,469	26,872	152,059	86,946	65,113	32,557	7,488	25,069

		$2,276,813	$545,645	$383,717	$1,347,451	$974,681	$372,770	$250,581	$69,762	$52,428

		Three months ended September 30, 2005

		Property-level operations						Share of property net income

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	<<< Partners >>>

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$816,093	$276,243	$138,545	$401,305	$274,218	$127,087	$95,315	$31,772	$—
Red Lion (f)	80%	812,300	271,276	108,193	432,831	387,861	44,970	35,976	—	8,994
Fairview Plaza (d)	70%	237,773	61,136	47,500	129,137	86,268	42,869)
							)
Halifax Plaza (d)	70%	190,699	43,262	29,347	118,090	72,689	45,401)	92,103	7,893	31,580
							)
Newport Plaza (d)	70%	223,168	55,143	34,054	133,971	90,666	43,305)
LA Fitness (f)	50%	185,400	6,461	26,871	152,068	80,573	71,495	35,748	8,222	27,526

		$2,465,433	$713,521	$384,510	$1,367,402	$992,275	$375,127	$259,141	$47,886	$68,100

CEDAR SHOPPING CENTERS, INC.

Consolidated Joint Venture Properties (Continued)

(unaudited)

				Three months ended September 30, 2006

				Share of FFO (a)

Property	Partners’ percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$235,990	$84,710	$320,700
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	202,785	95,943	298,728
			)
Newport Plaza (d)	70%	30%	)
LA Fitness (f)	50%	50%		—	—	—

				$438,775	$180,653	$619,428

				Three months ended June 30, 2006

				Share of FFO (a)

Property	Partners’ percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$233,621	$83,695	$317,316
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	181,124	74,714	255,838
			)
Newport Plaza (d)	70%	30%	)
LA Fitness (f)	50%	50%		31,257	18,948	50,205

				$446,002	$177,357	$623,359

				Three months ended March 31, 2006

				Share of FFO (a)

Property	Partners’ percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$198,535	$68,658	$267,193
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	212,128	105,098	317,226
			)
Newport Plaza (d)	70%	30%	)
LA Fitness (f)	50%	50%		54,848	33,247	88,095

				$465,511	$207,003	$672,514

CEDAR SHOPPING CENTERS, INC.

Consolidated Joint Venture Properties (Continued)

(unaudited)

				Three months ended December 31, 2005

				Share of FFO (a)

Property	Partners’ percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$252,983	$91,994	$344,977
Red Lion (f)	80%	20%		24,570	6,143	30,713
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	197,778	91,035	288,813
			)
Newport Plaza (d)	70%	30%	)
LA Fitness (f)	50%	50%		56,793	35,192	91,985

				$532,124	$224,364	$756,488

				Three months ended September 30, 2005

				Share of FFO (a)

Property	Partners’ percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$197,442	$68,189	$265,631
Red Lion (f)	80%	20%		122,531	30,633	153,164
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	174,374	68,099	242,473
			)
Newport Plaza (d)	70%	30%	)
LA Fitness (f)	50%	50%		59,983	38,383	98,366

				$554,330	$205,304	$759,634

(a)

The Partners’ and Cedar’s respective shares of equity and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners.

(b)	Includes limited partners’ share.
(c)	Equity includes net receivable/payable balances on open account between joint venture and wholly-owned entities.
(d)

As each of these three properties is under an umbrella partnership, any shortfall in required preference returns with respect to any one of the properties will be offset by excess cash flow from any of the other properties.

(e)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.
(f)

As of January 1, 2006, the Red Lion partnership became an unconsolidated joint venture. On May 23, 2006, Cedar sold its interest in the Red Lion partnership and acquired the remaining 50% interest in the LA Fitness facility. The results shown above for the LA Fitness facility are for the periods prior to its becoming a wholly-owned property.